Dreyfus
California
Tax Exempt
Bond Fund, Inc.
Semi-Annual
Report

November 30, 1996

Dreyfus California Tax Exempt Bond Fund, Inc.
---------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus California Tax Exempt Bond Fund, Inc. For its semi-annual reporting period ended November 30, 1996, your Fund produced a total return of 6.60%.* Income dividends exempt from Federal and State of California personal income taxes of approximately $.363 per share were paid,** which is equivalent to an annualized tax-free distribution rate per share of 5.00%. ***

THE ECONOMY
   For much of the year, investors were fearful that inflation would accelerate should tightening labor markets lead to pressure to increase wages and, ultimately, higher prices. This was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, it was expected that signs of any potential upsurge in inflation would cause the Federal Reserve Board's Open Market Committee (the "Fed") to tighten monetary policy. However, during the summer, the economy's growth rate slowed by more than half of its 4.7% growth rate in the second quarter. The pace of job creation also slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. Inflation has remained subdued throughout the reporting period. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline.
   With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group), has reached record high levels every month since June. Retail sales show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83%, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.

MARKET ENVIRONMENT
   The trading environment for fixed income investments has been dominated recently by a measure of volatility one would expect to find during periods of shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, as attention focused on the tightening of the labor markets while the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the Fed. As a result, long-term interest rates were pushed to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These shifts in investor perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently during the early months of the period, establishing a broad trading range in prices. As the period drew to a close, however, there emerged a sense of unanimity among market participants that economic growth was continuing at a moderate rate without significant inflationary pressures. As such, the close of the period saw some of the best price performance of the entire six months.

THE PORTFOLIO
   In managing your Fund's assets during a period of such volatility a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times, higher cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on potential price appreciation. Throughout the entire six-month period, we focused on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity.
   We appreciate your investment in the Dreyfus California Tax Exempt Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.

                                   Very truly yours,


                                   Richard J. Moynihan
                                   Director, Municipal Portfolio Management
                                   The Dreyfus Corporation

December 20, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid. **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                          November 30, 1996 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments--96.4%                                              Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Alameda County, COP:
   7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000) (a)..............    $ 5,980,000        $ 6,765,054
   7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000) (a)..............      4,045,000          4,576,028
Anaheim Public Finance Authority, Revenue,
   Tax Allocation 6.45%, 12/28/2018 (Insured; MBIA)..........................     20,000,000         21,893,800
Bay Area Government Association, Tax Allocation Revenue
   (California Redevelopment Agency Pool) 6%, 12/15/2024 (Insured; FSA) (b)..     11,500,000         12,033,715
Bellflower, COP, Refunding
   (Bellflower Civic Center) 7.20%, 10/1/2019 (Insured; MBIA)................      1,475,000          1,609,830
Berkeley, Health Facilities Revenue, Refunding
   (Alta Bates Medical Center)  6.55%, 12/1/2022 ............................     17,000,000         17,168,300
Brea Public Finance Authority, Revenue, Tax Allocation (Redevelopment Project):
   6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001) (a)................      4,625,000          5,205,900
   6.75%, 8/1/2022 (Insured; MBIA)...........................................      1,775,000          1,968,315
California:
   5.25%, 10/1/2019..........................................................     15,200,000         14,756,160
   Refunding 5.25%, 6/1/2021 (Insured; AMBAC)................................     22,060,000         21,569,165
   Refunding 5.625%, 9/1/2024................................................     15,650,000         15,836,548
California Department of Veteran Affairs, Home Purchase Revenue 8.30%, 8/1/2019    1,000,000          1,044,460
California Department of Water Resources,
   Water System Revenue (Central Valley Project):
     5.75%, 12/1/2016........................................................      9,705,000          9,908,223
     5.25%, 12/1/2024........................................................      9,670,000          9,441,305
California Educational Facilities Authority, Revenue:
   (Claremont Colleges Pooled Facilities) 6.375%, 5/1/2022...................      3,655,000          3,841,880
   (Refunding, Santa Clara University):
     5.75%, 9/1/2021 (Insured; MBIA).........................................      3,350,000          3,417,101
     5.75%, 9/1/2026 (Insured; MBIA).........................................      6,775,000          6,910,703
California Health Facilities Financing Authority, Revenue:
   (Adventist Health System-West):
     6.40%, 3/1/2002 (Insured; MBIA).........................................      1,955,000          2,132,494
     6.50%, 3/1/2003 (Insured; MBIA).........................................      2,140,000          2,336,687
   (Catholic Health Facilities) 5%, 7/1/2008 (Insured; AMBAC)................      4,500,000          4,464,675
   (Downey Community Hospital):
     5.625%, 5/15/2008.......................................................      2,500,000          2,534,350
     5.75%, 5/15/2015........................................................      5,750,000          5,714,293
   (Episcopal Homes Foundation) 7.75%, 7/1/2018..............................      4,270,000          4,347,842
   (Mills-Peninsula Hospital) 7.50%, 1/15/2000 (Prerefunded 1/15/1997) (a)...        800,000            819,864
   (Refunding, Children's Hospital) 5.375%, 7/1/2020 (Insured; MBIA).........     17,205,000         16,910,622


Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
California Health Facilities Financing Authority, Revenue (continued):
   (Saint Joseph's Health System) 6.75%, 7/1/2021 (Prerefunded 7/1/2001) (a).    $ 8,500,000        $ 9,511,585
   (San Diego Hospital Association) 6.125%, 8/1/2022 (Insured; MBIA).........      4,250,000          4,431,603
   (Stanford University):
     6.50%, 11/1/2020 (Prerefunded 11/1/2000) (a)............................      8,975,000          9,881,924
     6.50%, 11/1/2020........................................................      1,025,000          1,093,521
   (Unihealth America) 7.625%, 10/1/2015 (Insured; AMBAC)....................         55,000             59,340
California Housing Finance Agency:
   Home Mortage Revenue:
     6.30%, 2/1/2008.........................................................      2,760,000          2,877,383
     6.35%, 2/1/2009.........................................................      2,935,000          3,048,526
     6.40%, 2/1/2010.........................................................      3,100,000          3,233,579
     8.20%, 8/1/2017.........................................................        115,000            119,306
     8.30%, 8/1/2019.........................................................        140,000            146,020
     6.70%, 8/1/2025.........................................................      8,405,000          8,808,104
     7.125%, 2/1/2026........................................................      3,690,000          3,929,924
     6.55%, 8/1/2026.........................................................     11,225,000         11,730,462
     6.40%, 8/1/2027 (Insured; MBIA).........................................     20,000,000         20,594,800
     7.65%, 8/1/2029.........................................................     11,150,000         11,679,625
   MFHR 6.30%, 8/1/2026 (Insured; AMBAC).....................................      7,150,000          7,345,481
   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015.........................      3,140,000          3,280,264
   Single Family Mortgage:
     6.25%, 8/1/2014 (Insured; AMBAC)........................................      3,640,000          3,714,292
     6.30%, 8/1/2024.........................................................      8,000,000          8,182,000
     6.45%, 8/1/2025.........................................................     15,355,000         15,805,823
California Pollution Control Financing Authority:
   PCR:
     (Pacific Gas & Electric Co.)
       6.35%, 6/1/2009 (Insured; MBIA).......................................      5,000,000          5,377,550
     (Refunding, Atlantic Richfield Project)
       5%, 4/1/2008 (LOC; Wachovia Bank of Georgia N.A.) (c).................     10,000,000          9,905,500
   (Refunding, San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA)...     41,830,000         45,173,472
   (Southern California Edison Co.):
     6.40%, 12/1/2024........................................................     12,600,000         13,193,586
     6.40%, 12/1/2024 (Insured; AMBAC).......................................      4,125,000          4,399,890
   SWDR (Browning Ferris Industry) 6.75%, 9/1/2019...........................      3,400,000          3,648,030
California Public Works Board, LR:
   (Department of Corrections, California State Prison, Susanville)
     5.25%, 6/1/2015 (Insured; FSA)..........................................      5,455,000          5,445,399


Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
California Public Works Board, LR (continued):
   (Department of Corrections, Calipatria State Prison, Imperial County)
     6.50%, 9/1/2017 (Insured; MBIA).........................................   $ 10,000,000       $ 11,560,800
   (Department of Corrections, Corcoran II)
     5.25%, 1/1/2021 (Insured; AMBAC)........................................     27,405,000         26,763,175
   (Department of Corrections, Madera State Prison)
     5.50%, 6/1/2015 (Insured; MBIA).........................................      4,500,000          4,629,465
   (Refunding, Various Community College Projects)
     5.625%, 3/1/2016 (Insured; AMBAC).......................................     10,650,000         10,710,705
   (Various University of California Projects
     6.70%, 10/1/2017 (Prerefunded 10/1/2002) (a,b)..........................      8,000,000          9,100,560
     6.375%, 10/1/2019.......................................................     12,775,000         13,619,428
California State University and Colleges, Student Union Revenue, Refunding (Sacramento)
   5.625%, 3/1/2021 (Insured; MBIA)..........................................      2,250,000          2,254,995
California State University Foundation, Revenue (Sacramento Auxiliary)
   5.375%, 10/1/2027 (Insured; MBIA).........................................      2,530,000          2,496,047
California Statewide Community Development Authority, Revenue,
   COP (Saint Joseph Health System):
     Refunding 5.50%, 7/1/2009 (Insured; MBIA)...............................      8,645,000          8,804,414
     Refunding 5.50%, 7/1/2010 (Insured; MBIA)...............................      9,115,000          9,220,187
     6.50%, 7/1/2015.........................................................      7,000,000          7,583,240
Central California Joint Powers Health Financing Authority, COP, Refunding
   (Community Hospitals of Central California Project) 5.25%, 2/1/2013.......      5,750,000          5,414,775
Central Coast Water Authority, Revenue
   (State Water Project Regional Facilities):
     5%, 10/1/2016 (Insured; AMBAC)..........................................      6,420,000          6,165,832
     6.60%, 10/1/2022 (Insured; AMBAC).......................................      3,800,000          4,318,966
Chico Public Financing Authority, Revenue
   (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021 (Insured; FGIC)..      2,000,000          2,164,400
Contra Costa County, COP (Merrithew Memorial Hospital) 6.60%, 11/1/2012......     10,000,000         10,681,000
Contra Costa Water District, Water Revenue:
   5.50%, 10/1/2019 (Insured; MBIA)..........................................      5,000,000          4,951,500
   5%, 10/1/2024 (Insured; MBIA).............................................     14,000,000         13,168,400
Corona Community Facilities District, Special Tax, Refunding:
   7.60%, 9/1/2013...........................................................      5,755,000          6,071,410
   7.60%, 9/1/2017...........................................................      3,000,000          3,121,470
   7.70%, 9/1/2019...........................................................      2,000,000          2,119,140
Dos Palos Public Financing Authority, Local Agency Revenue 7.90%, 10/1/2020..      1,000,000            846,830

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
East Bay Municipal Utilities District, Revenue:
   Wastewater Treatment System:
     Refunding 5.50%, 6/1/2013 (Insured; AMBAC)..............................    $16,900,000       $ 16,683,680
     Refunding 5.55%, 6/1/2020 (Insured; AMBAC)..............................     26,500,000         25,821,335
     7.20%, 6/1/2020 (Insured; AMBAC) (Prerefunded 6/1/2000) (a).............      3,325,000          3,716,652
   Water System, Refunding:
     6%, 6/1/2012 (Insured; MBIA) (b)........................................     12,100,000         12,722,061
     4.75%, 6/1/2021 (Insured; FGIC).........................................     43,435,000         39,541,052
     5%, 6/1/2026 (Insured; FGIC)............................................      6,000,000          5,635,200
Eldorado County Public Financing Authority, Revenue, Refunding:
   5.50%, 2/15/2016 (Insured; FGIC)..........................................      9,000,000          9,002,880
   5.50%, 2/15/2021 (Insured; FGIC)..........................................     10,000,000          9,939,500
Emeryville Public Financing Authority, Revenue
   (Shellmound Park Redevelopment Project) 6.80%, 5/1/2024...................      2,365,000          2,519,671
Escondido Union High School District:
   Zero Coupon, 11/1/2015 (Insured; MBIA)....................................      6,250,000          2,201,938
   Zero Coupon, 11/1/2017 (Insured; MBIA)....................................      4,000,000          1,246,800
Fairfield, Water Revenue, Refunding:
   5.25%, 4/1/2012 (Insured; AMBAC)..........................................      4,310,000          4,314,784
   5.25%, 4/1/2013 (Insured; AMBAC)..........................................      4,535,000          4,517,450
Folsom, Special Tax (Community Facilities District Number 3) 7.80%, 12/1/2015      1,900,000          2,023,956
Folsom Public Financing Authority, Local Agency Revenue
   7.90%, 10/1/2019..........................................................     18,120,000         18,743,872
Fremont Unified School District, Alameda County
   5.875%, 8/1/2020 (Insured; MBIA)..........................................     12,750,000         13,140,023
Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC).......................      3,850,000          3,831,944
Hesperia Water District, COP, Refunding
   (Water Facilities Improvement Project) 7.15%, 6/1/2026 (Insured; FGIC)....      4,500,000          5,086,980
Industry Urban Development Agency, Refunding (Civic Recreational Project):
   7.375%, 5/1/2015 (Prerefunded 5/1/1997) (a)...............................        765,000            792,502
   7.375%, 5/1/2015..........................................................        235,000            241,636
Inglewood, HR (Daniel Freeman Hospital, Inc.) 6.75%, 5/1/2013................      6,300,000          6,764,625
La Verne Community Facilities District, Special Tax
   (Koll Business Center) 7.875%, 3/1/2014...................................      3,625,000          3,862,981
Lake Elsinore Public Financing Authority, Revenue:
   Local Agency 8%, 10/1/2020................................................      7,670,000          5,624,411
   Tax Allocation (Lake Elsinore Redevelopment Project)
     6.25%, 2/1/2019 (Insured; FGIC).........................................      4,220,000          4,407,621

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Lincoln Unified School Distict, Special Tax, Refunding (Community Facilities
   District Number 1) 5.625%, 9/1/2021 (Insured; AMBAC)......................    $ 8,785,000        $ 8,806,611
Loma Linda, HR, Refunding (Loma Linda University Medical Center Project)
   7%, 12/1/2015 (Insured; AMBAC)............................................     12,355,000         13,461,390
Los Angeles Community Redevelopment Agency, Tax Allocation
   (Hollywood Redevelopment Project) 6.10%, 7/1/2022 (Insured; MBIA).........      4,900,000          5,124,910
Los Angeles County, COP:
   (Disney Parking Project)
     6.50%, 3/1/2023.........................................................      7,440,000          7,637,160
   (Edmund D. Edelman Childrens' Court) 6%, 4/1/2012 (Insured; AMBAC)........      9,000,000          9,414,360
Los Angeles Department of Water and Power,
   Waterworks Revenue, Refunding:
     5.90%, 5/15/2011 (Insured; FGIC)........................................      2,190,000          2,323,502
     6.40%, 5/15/2028........................................................      2,435,000          2,570,216
     6.375%, 7/1/2034 (Insured; MBIA)........................................     12,000,000         13,056,480
Los Angeles Harbor Department, Revenue:
   6%, 8/1/2012..............................................................      8,900,000          9,371,255
   6.625%, 8/1/2019 (Insured; AMBAC).........................................      6,000,000          6,546,300
   6.625%, 8/1/2025..........................................................     17,780,000         19,061,582
Los Angeles Municipal Improvement Corp., LR, Refunding
   (Central Library Project):
     5.375%, 6/1/2011........................................................      3,725,000          3,699,074
     6.30%, 6/1/2016.........................................................      3,500,000          3,651,725
     6.30%, 6/1/2018.........................................................      4,250,000          4,434,238
     6.35%, 6/1/2020.........................................................      7,700,000          8,047,501
Los Banos Unified School District, COP
   5.625%, 8/1/2016 (Insured; MBIA)..........................................      2,585,000          2,600,174
Menlo Park Community Development Agency, Tax Allocation, Refunding
   (Las Puglas Community Development Project):
     5.375%, 6/1/2016 (Insured; AMBAC).......................................      6,470,000          6,446,773
     5.375%, 6/1/2022 (Insured; AMBAC).......................................     11,825,000         11,679,434
Metropolitan Water District of Southern California, Waterworks Revenue:
   6.75%, 7/1/2018 (Prerefunded 7/1/2001) (a)................................      4,750,000          5,323,753
   Refunding 4.75%, 7/1/2021 (Insured; MBIA).................................     31,000,000         28,214,960
   5%, 7/1/2027 (d)..........................................................     10,000,000          9,354,300
Modesto, Multi-Family Housing Mortage Revenue, Refunding 6.40%, 6/1/2029.....      7,723,000          7,954,458
Mojave Water Agency, Refunding (Improvement District-Morongo Basin)
   5.75%, 9/1/2015 (Insured; FGIC)...........................................      3,000,000          3,078,390

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Dreyfus California Tax Exempt Bond Fund, Inc.
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Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Moreno Valley Unified School District,
   Community Facilities District, Special Tax
   7.70%, 8/15/2014..........................................................     $  840,000         $  823,192
Moulton Niguel Water District (Improvement District Number 6)
   7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000) (a)...............      5,000,000          5,586,250
Mountain View Shoreline Regional Park Community, Tax Allocation
   5.50%, 8/1/2021 (Insured; MBIA)...........................................      5,000,000          4,969,500
Mount Diablo Hospital District, Revenue
   6.125%, 12/1/2020 (Insured; AMBAC) (Prerefunded 12/1/2000) (a)............      5,000,000          5,443,850
Mount Diablo Unified School District, Community Facilities District, Special Tax
   7.05%, 8/1/2020 (Insured; FGIC) (Prerefunded 8/1/2000) (a)................      3,500,000          3,914,470
Northern California Power Agency, Power Revenue:
   (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC)
   (Prerefunded 1/1/2016) (a)                                                        670,000            812,529
   Refunding 7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021) (a).....        375,000            461,186
Northridge Water District, COP, Revenue
   5.25%, 2/1/2018 (Insured; AMBAC)..........................................      2,500,000          2,451,300
Orange Cove Irrigation District, Revenue, COP, Refunding (Rehabilitation Project)
   5%, 2/1/2017 (Insured; AMBAC).............................................      7,300,000          6,990,845
Palmdale Elementary School District, Special Tax,
   (Community Facilities District number 90):
     5.30%, 8/1/2014 (Insured; FSA)..........................................      2,500,000          2,500,400
     5.40%, 8/1/2025 (Insured; FSA)..........................................      3,500,000          3,442,075
Palo Alto Unified School District 5.375%, 8/1/2017...........................      6,940,000          6,957,350
Pasadena Community Development Commission, MFHR (Civic Center)
   6.45%, 12/1/2021 (Insured; FSA)...........................................     15,000,000         15,405,000
Port of Oakland, Special Facilities Revenue, (Mitsui O.S.K. Lines Ltd.)
   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (c).......................      2,000,000          2,121,880
Rancho Cucamonga Redevelopment Agency, Tax Allocation
   (Rancho Cucamonga Redevelopment Project):
     7.125%, 9/1/2019 (Insured; MBIA)........................................      2,455,000          2,669,813
     6.75%, 9/1/2020 (Insured; MBIA).........................................      1,665,000          1,794,654
Riverside County Asset Leasing Corp., Leasehold Revenue
   (Riverside County Hospital Project) 6.25%, 6/1/2019.......................      7,500,000          7,554,225
Riverside County Community Facilities District, Special Tax:
   7.80%, 9/1/2015 (e).......................................................      6,750,000          2,970,000
   8.25%, 9/1/2016...........................................................      4,730,000          4,731,135
Sacramento, COP (Refunding-Public Facilities Project) 6%, 7/1/2012...........      6,000,000          6,155,280
Sacramento Area Flood Control Agency (Capital Assessment District Number 2)
   5.375%, 10/1/2025 (Insured; FGIC).........................................      6,750,000          6,661,778

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Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Sacramento County, Airport System Revenue:
   5.90%, 7/1/2024 (Insured; MBIA)...........................................    $ 9,650,000       $  9,840,202
   5.75%, Series B, 7/1/2026 (Insured; MBIA).................................      5,195,000          5,298,225
   5.75%, Series D, 7/1/2026 (Insured; MBIA).................................     10,000,000         10,198,700
Sacramento Municipal Utility District, Electric Revenue......................
   5.50%, 8/15/2021 (Insured; AMBAC) (b).....................................     11,045,000         10,977,515
Saddleback Community College District, COP
   7%, 8/1/2019 (Insured; BIGI)..............................................      2,875,000          3,112,073
Salinas Redevelopment Agency, Tax Allocation (Central City Revitalization Project)
   5.50%, 11/1/2023 (Insured; FSA)...........................................      4,510,000          4,450,513
San Bernardino County, COP:
   (Capital Facilities Project)
     6.875%, 8/1/2024........................................................      5,000,000          6,148,600
   (Refunding, Medical Center Financing Project):
     5.50%, 8/1/2015 (Insured; MBIA).........................................     12,790,000         12,766,722
     5.50%, 8/1/2022 (Insured; MBIA).........................................     19,780,000         19,497,344
     5.50%, 8/1/2024.........................................................      3,900,000          3,731,637
   (West Valley Detention Center)............................................
     5.90%, 11/1/2001 (Insured; MBIA)........................................      1,565,000          1,680,341
San Elijo Joint Powers Authority, Revenue
   (San Elijo Water Pollution Control Project)
   7%, 3/1/2020 (Insured; FGIC) (Prerefunded 3/1/2000) (a)...................      5,500,000          6,090,755
San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue
   5.50%, 7/1/2020 (Insured; FGIC)...........................................     15,330,000         15,238,940
San Francisco City and County, SFMR
   (FNMA/GNMA Mortgage Backed Securities Program) 7.45%, 1/1/2024............        255,000            268,015
San Francisco City and County Airports Commission, International Airport Revenue:
   Refunding, 6.10%, 5/1/2003 (Insured; AMBAC)...............................      3,000,000          3,282,000
   5.25%, 5/1/2020 (Insured; FGIC)...........................................      6,170,000          6,019,514
   5.75%, 5/1/2020 (Insured; FGIC)...........................................     28,005,000         28,216,158
   5.625%, 5/1/2021 (Insured; MBIA)..........................................     10,825,000         10,768,927
   5.625%, 5/1/2021 (Insured; MBIA) (d)......................................     10,000,000          9,868,800
   5.65%, 5/1/2024 (Insured; FGIC)...........................................     12,900,000         12,954,825
San Francisco City and County Public Utilities Commission, Water Revenue
   6.50%, 11/1/2017..........................................................      3,500,000          3,722,040
San Francisco State Building Authority, LR
   (San Francisco Civic Center Complex)
   5.25%, 12/1/2021 (Insured; AMBAC) (d).....................................     16,250,000         15,819,861
San Marcos Public Facilities Authority, Tax Allocation Revenue
   6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002) (a)....................     10,500,000         11,504,534

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
San Mateo County, COP (Capital Projects Program)
   6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)................    $ 6,000,000       $  6,684,120
Santa Barbara, COP, Refunding (Water System Improvement Project)
   6.70%, 4/1/2027 (Insured; AMBAC)..........................................      4,000,000          4,430,960
Santa Clara County, COP (Capital Project)
   6.25%, 10/1/2016 (Insured; AMBAC).........................................     10,000,000         10,652,400
Santa Cruz County, COP (Capital Facilities Project)
   6.70%, 9/1/2020 (Insured; MBIA)...........................................      5,000,000          5,525,150
Santa Cruz County Public Financing Authority, Revenue, Refunding
   7.10%, 9/1/2021 (Insured; MBIA)...........................................      6,500,000          7,093,385
Southern California Rapid Transportation District, COP (Workers Compensation Fund)
   6.50%, 7/1/2007 (Insured; MBIA)...........................................     22,900,000         25,046,645
Tracy Area Public Facilities Financing Agency, Special Tax, Refunding:
   (Community Facilities District Number 87-1-H)
     5.875%, 10/1/2019 (Insured; MBIA).......................................     18,250,000         18,814,107
   (Community Facilities District Number 87-1-G)
     5.50%, 10/1/2021 (Insured; MBIA)........................................      5,250,000          5,217,922
University of California, COP (UCLA Central Chiller/Cogeneration)
   6.25%, 11/1/2009 (Prerefunded 11/1/1999) (a)..............................      3,000,000          3,236,459
West Basin Municipal Water District, COP
   6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000) (a)...............      6,000,000          6,669,959
West Sonoma County Union High School District
   5.25%, 8/15/2021 (Insured; FGIC)..........................................      2,705,000          2,644,353
                                                                                                ---------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $1,315,794,496).....................................................                    $1,375,721,555
                                                                                                ===============
Short-Term Municipal Investments--3.6%
-----------------------------------------------------------------------------
California, RAN, VRDN 3.95% (f)                                                  $18,300,000    $    18,300,000
California Health Facilities Financing Authority, Revenue, VRDN
   (Catholic Health Care) 3.35% (f)..........................................      5,500,000          5,500,000
Irvine Ranch Water District, VRDN:
   3.90% (LOC; Commerzbank) (c,f)............................................     14,350,000         14,350,000
   3.90% (LOC; Bank of America National Trust and Savings Association) (c,f).     12,600,000         12,600,000
                                                                                                ---------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $50,750,000)........................................................                   $    50,750,000
                                                                                                ===============
TOTAL INVESTMENTS--100.0%
   (cost $1,366,544,496).....................................................                    $1,426,471,555
                                                                                                ===============

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------

Summary of Abbreviations
-------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BIGI       Bond Investors Guaranty Insurance                               Insurance Corporation
COP        Certificate of Participation                     MFHR       Multi-Family Housing Revenue
FGIC       Financial Guaranty Insurance Company             PCR        Pollution Control Revenue
FNMA       Federal National Mortgage Association            RAN        Revenue Anticipation Notes
FSA        Financial Security Assurance                     SFMR       Single Family Mortgage Revenue
GNMA       Government National Mortgage Association         SWDR       Solid Waste Disposal Revenue
HR         Hospital Revenue                                 VRDN       Variable Rate Demand Notes
LOC        Letter of Credit
LR         Lease Revenue

Summary of Combined Ratings (Unaudited)
------------------------------------------------------------------------
Fitch (g)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                               69.3%
AA                             Aa                             AA                                11.2
A                              A                              A                                 10.4
BBB                            Baa                            BBB                                1.9
F1                             MIG1/P1                        SP1/A1                             3.6
Not Rated (h)                  Not Rated (h)                  Not Rated (h)                      3.6
                                                                                             -------
                                                                                               100.0%
                                                                                             =======

Notes to Statement of Investments:
-----------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Wholly held by custodian as collateral for delayed-delivery security.
(c) Secured by letters of credit.
(d) Purchased on a delayed-delivery basis.
(e) Non-income producing security; interest payment in default.
(f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(g) Fitch
    currently provides creditworthiness information for a limited number of investments.
(h) Securities which, while not rated by Fitch, Moody's and
    Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(i) At November
    30, 1996, 31.2% of the Fund's net assets are insured by MBIA.

                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
------------------------------------------------------------------------
Statement of Assets and Liabilities       November 30, 1996 (Unaudited)


                                                                                                    Cost            Value
                                                                                               ---------------  ---------------
ASSETS:                       Investments in securities--See Statement of Investments          $1,366,544,496   $1,426,471,555
                              Cash.............................................                                      2,112,165
                              Interest receivable..............................                                     25,960,036
                              Receivable for investment securities sold........                                     10,758,556
                              Prepaid expenses.................................                                         25,488
                                                                                                                ---------------
                                                                                                                 1,465,327,800
                                                                                                                ---------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        792,590
                              Payable for investment securities purchased......                                     34,724,809
                              Payable for Common Stock redeemed................                                      1,185,886
                              Accrued expenses.................................                                        169,835
                                                                                                                ---------------
                                                                                                                    36,873,120
                                                                                                                ---------------


NET ASSETS.....................................................................                                 $1,428,454,680
                                                                                                                ===============


REPRESENTED BY:               Paid-in capital..................................                                 $1,396,690,537
                              Accumulated undistributed investment income--net..                                       193,946
                              Accumulated net realized gain (loss) on investments                                  (28,356,862)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                    59,927,059
                                                                                                                ---------------


NET ASSETS.....................................................................                                 $1,428,454,680
                                                                                                                ===============

SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized).................                                     98,193,299

NET ASSET VALUE, offering and redemption price per share.......................                                         $14.55
                                                                                                                       =======



                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations          Six Months Ended November 30, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $41,021,032


EXPENSES:                     Management fee--Note 2(a)........................           $  4,195,123
                              Shareholder servicing costs--Note 2(b)...........                733,747
                              Custodian fees...................................                 50,281
                              Professional fees................................                 38,898
                              Directors' fees and expenses--Note 2(c)..........                 35,677
                              Prospectus and shareholders' reports.............                 24,831
                              Registration fees................................                 14,752
                              Miscellaneous....................................                106,228
                                                                                          -------------
                                   Total Expenses..............................                                  5,199,537
                                                                                                               ------------



INVESTMENT INCOME--NET..........................................................                                35,821,495



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments..........           $  1,555,440
                              Net unrealized appreciation (depreciation) on investments     52,762,483
                                                                                          -------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............................                                   54,317,923
                                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $90,139,418
                                                                                                                ============



                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                          Six Months  Ended
                                                                          November 30, 1996       Year Ended
                                                                             (Unaudited)         May 31, 1996
                                                                        --------------------    ---------------
OPERATIONS:
  Investment income--net...............................................   $  35,821,495         $  78,376,473
  Net realized gain (loss) on investments..............................       1,555,440             5,971,617
  Net unrealized appreciation (depreciation) on investments............      52,762,483           (57,311,024)
                                                                          ----------------    -----------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..      90,139,418            27,037,066
                                                                          ----------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................    (35,627,549)          (78,376,473)
                                                                          ----------------    -----------------

CAPITALSTOCK TRANSACTIONS:
  Net proceeds from shares sold........................................     860,248,142         1,244,233,021
  Dividends reinvested.................................................      22,342,524            49,530,321
  Cost of shares redeemed..............................................    (879,921,659)       (1,428,904,541)
                                                                          ----------------    -----------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions       2,669,007          (135,141,199)
                                                                          ----------------    -----------------

        Total Increase (Decrease) in Net Assets........................      57,180,876          (186,480,606)

NET ASSETS:
  Beginning of Period..................................................   1,371,273,804         1,557,754,410
                                                                         ----------------    -----------------
  End of Period........................................................  $1,428,454,680      $  1,371,273,804
                                                                         ================    =================

Undistributed investment income--net.................................... $      193,946              --
                                                                         ----------------    -----------------

                                                                               Shares              Shares
                                                                         ----------------    ------------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................      60,519,196             86,863,106
  Shares issued for dividends reinvested...............................       1,566,849              3,452,140
  Shares redeemed......................................................     (61,872,685)           (99,479,542)
                                                                         ----------------    -----------------

      Net Increase (Decrease) in Shares Outstanding....................         213,360             (9,164,296)
                                                                         ================    =================



                       See notes to financial statements.


Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                         Six Months Ended                          Year Ended May 31,
                                         November 30, 1996       ------------------------------------------------------
PER SHARE DATA:                             (Unaudited)           1996        1995       1994        1993        1992
                                            -----------          -------     -------    -------     -------     -------
   Net asset value, beginning of period.       $14.00            $14.54      $14.59     $15.34      $14.82      $14.66
                                              -------            -------     -------    -------     -------     -------
   Investment Operations:
   Investment income--net...............          .36               .77         .82        .84         .89         .93
   Net realized and unrealized gain (loss)
      on investments....................          .55              (.54)        --        (.57)        .66         .20
                                              -------            -------     -------    -------     -------     -------
   Total from Investment Operations.....          .91               .23         .82        .27         1.55       1.13
                                              -------            -------     -------    -------     -------     -------
   Distributions:
   Dividends from investment income--net.        (.36)             (.77)       (.82)      (.85)        (.88)      (.93)
   Dividends from net realized gain on
      investments.......................         --                  --        (.05)      (.17)        (.15)      (.04)
                                              -------            -------     -------    -------     -------     -------
   Total Distributions..................         (.36)             (.77)       (.87)     (1.02)       (1.03)      (.97)
                                              -------            -------     -------    -------     -------     -------
   Net asset value, end of period.......       $14.55            $14.00      $14.54     $14.59       $15.34     $14.82
                                              =======            =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN.................        13.16%(1)          1.58%       5.93%      1.58%       10.89%      7.90%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets        .74%(1)           .69%        .71%       .70%         .69%       .68%
   Ratio of net investment income
      to average net assets.............         5.12%(1)          5.37%       5.77%      5.46%        5.88%      6.32%
   Portfolio Turnover Rate..............        35.41%(2)         56.12%      39.85%     28.14%       41.40%     45.58%
   Net Assets, end of period
     (000's Omitted)                       $1,428,455        $1,371,274  $1,557,754 $1,658,782   $1,834,956 $1,751,880

-------------------
(1)   Annualized.
(2)   Not annualized.

                         See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $29,996,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1996. If not applied, $2,069,000 of the carryover expires in fiscal 2003 and $27,927,000 of the carryover expires in 2004.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement during the period ended November 30, 1996.
   (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $419,051 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $208,824 during the period ended November 30, 1996.
   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996, amounted to $500,027,854 and $467,584,914, respectively.
   At November 30, 1996, accumulated net unrealized appreciation on investments was $59,927,059, consisting of $66,782,018 gross unrealized appreciation and $6,854,959 gross unrealized depreciation.
   At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus California
Tax Exempt Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                     928SA9611